Exhibit 10.4.7

ASENSUS SURGICAL, INC.
STOCK AWARD CERTIFICATE

Date of Issuance:	[___________]

Issuer:	Asensus Surgical, Inc., a Delaware corporation

Awardee:	_________________________

Plan:	Shares are issued under the Asensus Surgical, Inc. Amended and Restated Incentive Compensation Plan of the Company (the “Plan”)

Number of Shares:

Reason for Issuance:	Payment of quarterly stock in lieu of cash retainer to non-employee director.

Restrictions:	None

Issuance of Certificate:	The Shares can be issued in book-entry form or certificated.

Transferability:	The Awardee is informed that, under Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), if the Awardee sells or transfers the Shares for value within six (6) months after the Date of Issuance the Awardee may become liable under the strict liability provisions of Section 16 of the Exchange Act.

Taxation:	The issuance of the Shares is a taxable transaction to the Awardee as of the date of issuance. The Awardee is responsible for all taxes that arise.